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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: August 3, 2001



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                         43-1309065
(Commission File Number)                  (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                 63301
(Address of Principal Executive Offices)               (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              _____________________





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Item 5.  Other Events.

         A representation petition was filed on July 17, 2001 by the United Automobile, Aerospace and Agricultural Implement Workers of America (UAW) with the National Labor Relations Board seeking to represent the employees of the Company at its Highway 94 and 3600 Mueller Rd., St. Charles, Missouri facilities. The petition was filed with the National Labor Relations Board, Region 14, St. Louis, Missouri.

         On August 3, 2001, a hearing was held at the National Labor Relations Board, at which time the National Labor Relations Board approved an agreed-upon unit for purposes of establishing a voting unit. The National Labor Relations Board has scheduled the election to be held on Thursday, September 13, 2001 in which the employees will be able to vote in a secret ballot election conducted and supervised by the National Labor Relations Board.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 8, 2001

                                     LMI AEROSPACE, INC.


                                     By: /s/ Lawrence E. Dickinson
                                         -------------------------------------
                                         Lawrence E. Dickinson
                                         Chief Financial Officer and Secretary